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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           --------------------------


                Date of Report (Date of earliest event reported):


                                 AUGUST 22, 1996



                          CAMBRIDGE NEUROSCIENCE, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                      0-19193                         13-3319074
   --------                      -------                         ----------
 (State or other               (Commission                     (IRS Employer
 jurisdiction of               File Number)                  Identification No.)
 incorporation)


              ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MA 02139
              -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 225-0600
                                                           --------------

                            Total Number of Pages 6.
                            Exhibit Index at Page 4.

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Item 5 - Other Events
- ---------------------

         On August 22, 1996, Cambridge NeuroScience, Inc. (the "Company") issued a news release announcing that Boehringer Ingelheim will make an additional equity investment in the Company of $10 million. The information contained in this news release is incorporated herein by reference and filed as Exhibit 99.33 hereto.

Item 7 - Financial Statements and Exhibits
- ------------------------------------------

         (c)      Exhibits.

                  99.33    The Company's News Release dated August 22, 1996.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CAMBRIDGE NEUROSCIENCE, INC.



Date:  August 22, 1996               /s/ Harry W. Wilcox, III
                                     ------------------------
                                     Harry W. Wilcox, III
                                     Sr. Vice President, Finance and Business
                                     Development; Chief Financial Officer




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                                  EXHIBIT INDEX



Exhibit
Sequential
Number                         Description                              Page
- ------                         -----------                              ----

99.33          The Company's News Release dated August 22, 1996.          5



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